Exhibit 10.1

[********] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

AMENDMENT NO. 3 TO

COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

This Amendment No. 3 to Collaborative Research and License Agreement (this “Amendment”), effective as of the date of signature of the last Party to sign below, amends the Collaborative Research and License Agreement entered into as of December 27, 2005 by and between AstraZeneca AB, a company limited by shares organized and existing under the laws of Sweden (“AstraZeneca”), and Targacept, Inc., a Delaware (USA) corporation (“Targacept”), as amended by Amendment No. 1 dated November 10, 2006 and Amendment No. 2 effective July 8, 2009 (the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS Targacept’s product candidate that it refers to as TC-5619 has previously become an Option Compound (i) for which the Option Indication is CDS, (ii) for which AstraZeneca and Targacept agreed to an Option Compound Development Plan dated on or about November 5, 2007 (the “Original 5619 OCDP”) that provided for, among other things, Targacept to conduct a Phase 2 clinical proof of concept study of TC-5619 in CDS and (iii) that has not yet been determined to be an Option Compound Candidate Drug, a Terminated Compound or an Unexercised Option Compound;

WHEREAS AstraZeneca and Targacept intend to amend and restate the Original 5619 OCDP effective on or about the date of this Amendment to, among other things: (i) modify various aspects of the Original 5619 OCDP as applied to CDS; (ii) provide for Targacept also to conduct and fund (A) a Phase 2 clinical proof of concept study of TC-5619 in ADHD (in adults) and (B) various activities in preparation of a potential Phase 2 clinical proof of concept study of TC-5619 in AD; (iii) provide for AstraZeneca to conduct and fund various other activities in preparation of a potential Phase 2 clinical proof of concept study of TC-5619 in AD; and (iv) provide for a potential Phase 2 clinical proof of concept study of TC-5619 in AD; and

WHEREAS AstraZeneca and Targacept desire to amend, in accordance with Section 17.6 of the Agreement, various aspects of the Agreement as applied to TC-5619.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, AstraZeneca and Targacept, intending to be legally bound, hereby agree as follows:

1. The Agreement is hereby amended by adding the following new Section 5.10.2(h).

“(h) Special TC-5619 Provisions. The following provisions shall apply solely to TC-5619. Except as otherwise expressly provided in this Section 5.10.2(h), the terms and conditions of the Agreement as applied to TC-5619 and any TC-5619 Product shall remain in full force and effect; provided that, for clarity, in the event of any conflict between this Section 5.10.2(h) and any other provision of this Agreement as applied to TC-5619 or any TC-5619 Product, this Section 5.10.2(h) shall control.

(i) Limited License Grant. Subject to the other terms of this Agreement, Targacept shall, and hereby does, grant to AstraZeneca, conditional on and effective as of effectiveness of the amendment and restatement of the original Option Compound Development Plan for TC-5619 (as so amended and restated and as may be further amended from time to time by written agreement of the Parties, the “Amended 5619 OCDP” and, the effective date of such amendment and restatement, the “Amended 5619 OCDP Date”), a co-exclusive (with Targacept and its Affiliates), royalty-free, worldwide license, without the right to grant sublicenses, under Targacept Technology and Targacept Patent Rights, and Targacept’s interest in Joint Technology and Joint Patent Rights, in each case that would be infringed by the conduct by AstraZeneca of (A) those activities identified in the Amended 5619 OCDP as enabling activities supporting development in AD (collectively, the “AD Enabling Activities”) to be conducted by or on behalf of AstraZeneca (collectively, the “AZ AD Enabling Activities”) or (B) the potential Phase 2 clinical proof of concept study of TC-5619 in AD contemplated by the Amended 5619 OCDP (the “5619 AD POC Study”) in the absence of a license, such license to:

(1) be solely to conduct, or have conducted, the AZ AD Enabling Activities and the 5619 AD POC Study; and

(2) expire and be of no further force or effect upon the first to occur of:

(x) the exercise by AstraZeneca of the POC Option for TC-5619 as permitted by this Section 5.10.2(h);

(y) an agreement by the Parties that Targacept shall conduct the 5619 AD POC Study;

(z) such time as a POC Option Period expires with the POC Option unexercised; provided that this clause (z) shall not apply in the case of a Decision Trigger Notice provided under clause (z) of Section 5.10.2(h)(iii)(B)(1) if AstraZeneca provides a certification under Section 5.10.2(h)(iv)(A); or

(aa) such time as AstraZeneca gives (or is deemed to have given) a certification to Targacept pursuant to Section 5.10.2(h)(iv)(C).

For clarity: (I) the co-exclusivity granted by Targacept under this Section 5.10.2(h)(i) is limited to the sole purpose referenced in clause (1) above and shall have no effect on Targacept’s ability to Exploit Targacept Technology, Targacept Patent Rights and Targacept’s interest in Joint Technology and Joint Patent Rights for any other purpose, to the extent permitted by Section 8.6 and consistent with the exclusive and co-exclusive grants set forth in this Agreement; (II) this Section 5.10.2(h)(i) shall not affect the applicability of Section 8.1.2(b) in the event that AstraZeneca elects to complete the Amended 5619 OCDP pursuant to, and to the extent permitted by, Section 5.10.2(b)(5); and (III) the [********] for, and the [********] with respect to, the 5619 AD POC Study are to be agreed upon by the Parties as provided in Section 5.10.2(h)(v)(B).

(ii) Interplay with Section 5.10.2(c). It is acknowledged and agreed that, solely for purposes of:

(A) clause (i) of Section 5.10.2(c)(1), the IND-Ready Notice for TC-5619 shall be deemed to have specified each of CDS and ADHD; and

(B) clause (i) of each of Section 5.10.2(c)(2) through Section 5.10.2(c)(5), CDS shall be considered the Principal Indication for TC-5619; and

(C) clause (ii) of each of Section 5.10.2(c)(1) through Section 5.10.2(c)(5), if and to the extent any such clause becomes applicable, the Principal Indication for TC-5619 and any TC-5619 Product shall be whichever one of CDS, ADHD or AD for which TC-5619 achieves Option Compound Proof of Concept; provided that, if TC-5619 achieves Option Compound Proof of Concept for more than one of CDS, ADHD and AD, the Principal Indication shall be the Initial Principal Indication determined pursuant to clause (1) of Section 5.10.2(h)(vii) (and such Principal Indication shall not change as a result of the application of any of clauses (2), (3) or (4) of Section 5.10.2(h)(vii)).

(iii) Progress of Amended 5619 OCDP; POC Option.

(A) For so long as either Party (the “Performing Party”) is performing activities under the Amended 5619 OCDP, the Performing Party shall, subject to Section 5.10.2(h)(iii)(F):

(1) provide to the other Party on at least [********] a written report that summarizes the status of all activities conducted by the Performing Party under the Amended 5619 OCDP, to the extent not summarized in a previous report, and the results achieved;

(2) make available such additional information in its possession or control with respect to the activities that it conducts under the Amended 5619 OCDP as may be reasonably requested by the other Party from time to time; and

(3) with respect to each of the activities conducted by the Performing Party under the Amended 5619 OCDP, (x) within a reasonable time after completion of such activity, prepare or have prepared a final written report of the results of such activity and, within a reasonable time after such report is prepared by or provided to the Performing Party, provide such report to the other Party and (y) make available to the other Party upon request the data generated in such activity at U.S. offices of Performing Party or one of its Affiliates, the site of any Third Party contracted to perform such activity or another mutually acceptable location within a reasonable time after such data is finalized by or provided to the Performing Party. Notwithstanding the reference to “final written report” in clause (x) of this Section 5.10.2(h)(iii)(A)(3), Targacept shall, after completion of each of the [********] included in the AD Enabling Activities (together, the “Enabling Toxicology Studies”), provide AstraZeneca, within a reasonable time after Targacept’s receipt thereof, with (aa) an audited draft report (which audit has been performed by quality assurance personnel of Targacept or the contract research organization(s) contracted by Targacept to conduct such Enabling Toxicology Study) of the outcome of such Enabling Toxicology Study (for each such Enabling Toxicology Study, the “Audited Enabling Toxicology Report”) and (bb) a final written report of the outcome of such Enabling Toxicology Study (for each such Enabling Toxicology Study, the “Final Enabling Toxicology Report”).

As of the Amended 5619 OCDP Date, clause (4) of Section 5.10.2(b)(3) shall cease to apply to TC-5619 and Section 5.10.2(h)(iii)(A) shall apply to TC-5619 in its place; provided that, for clarity, it is the intent of Targacept and AstraZeneca that each provision of the Agreement that references clause (4) of Section 5.10.2(b)(3) (or Section 5.10.2(b)(3) and thereby includes said clause (4)) shall be deemed also to reference Section 5.10.2(h)(iii)(A) as such provision applies to TC-5619, mutatis mutandis.

(B) Without limitation of Section 5.10.2(h)(iii)(A), Targacept shall provide AstraZeneca with written notice (each, a “Decision Trigger Notice”) within a reasonable time following each of:

(1) the first of (x) Targacept’s completion of the Phase 2 clinical proof of concept study of TC-5619 in CDS contemplated by the Amended 5619 OCDP (the “5619 CDS POC Study”) if TC-5619 achieves Option Compound Proof of Concept for CDS, (y) Targacept’s completion of the Phase 2 clinical proof of concept study of TC-5619 in ADHD contemplated by the Amended 5619 OCDP (the “5619 ADHD POC Study”) if TC-5619 achieves Option Compound Proof of Concept for ADHD, and (z) the latest of (I) Targacept’s completion of the 5619 CDS POC Study if TC-5619 does not achieve Option Compound Proof of Concept for CDS, (II) Targacept’s completion of the 5619 ADHD POC Study if TC-5619 does not achieve Option Compound Proof of Concept for ADHD and (III) the earlier of (aa) the Parties’ completion of all of the AD Enabling Activities (including the Enabling Toxicology Studies) and (bb) if at [********] the only AD Enabling Activities that have not yet been completed are one or more of the AZ AD Enabling Activities, [********] or [********] thereafter on which the only AD Enabling Activities that have not yet been completed are one or more of the AZ AD Enabling Activities; and

(2) if AstraZeneca provides a certification pursuant to Section 5.10.2(h)(iv)(A) and thereafter conducts and satisfies its resulting obligation with respect to the 5619 AD POC Study (for clarity, under the circumstances described in Section 5.10.2(h)(iv) and not following the exercise by AstraZeneca of the POC Option for TC-5619), the completion of the 5619 AD POC Study.

Each Decision Trigger Notice shall: (x) include a summary of the results of activities completed under the Amended 5619 OCDP as of the date of such Decision Trigger Notice; (y) include a summary of the status of existing Patent Rights with respect to TC-5619, whether Controlled by Targacept or controlled by a Third Party, Known to Targacept; (z) include a description of all license agreements regarding, and all other agreements relating to Targacept’s Control of (including any financial or other obligations with respect thereto), TC-5619; (aa) specify, with respect to a Decision Trigger Notice in respect of the 5619 CDS POC Study, the 5619 ADHD POC Study or the 5619 AD POC Study, whether TC-5619 has achieved Option Compound Proof of Concept for CDS, ADHD or AD, as applicable; and (bb) with respect to a Decision Trigger Notice provided under clause (z) of Section 5.10.2(h)(iii)(B)(1), if not already provided, include or be accompanied by, for each Enabling Toxicology Study, the Final Enabling Toxicology Report or, if not yet available, the Audited Enabling Toxicology Report for each Enabling Toxicology Study. For clarity, each Decision Trigger Notice shall also constitute a POC Notice, except that a Decision Trigger Notice provided under clause (z) of Section 5.10.2(h)(iii)(B)(1): (I) shall not constitute a POC Notice unless and until AstraZeneca provides a certification under Section 5.10.2(h)(iv)(B); and (II) shall when provided be treated as a POC Notice solely for purposes of Section 12.3, notwithstanding the foregoing clause (I) and without regard to whether AstraZeneca subsequently provides a certification under Section 5.10.2(h)(iv)(B).

(C) At such time as Targacept has given (1) the Decision Trigger Notice under Section 5.10.2(h)(iii)(B)(1) or (2) the Decision Trigger Notice under Section 5.10.2(h)(iii)(B)(2), if any and if such Decision Trigger Notice specifies that TC-5619 has achieved Option Compound Proof of Concept for AD, AstraZeneca shall thereupon have the POC Option for TC-5619. It is understood and agreed that (x) notwithstanding Section 5.10.2(d), the POC Option for TC-5619 shall arise solely under this Section 5.10.2(h)(iii) and, in the case of a Decision Trigger Notice provided under clause (z) of Section 5.10.2(h)(iii)(B)(1), would arise without Option Compound Proof of Concept having been achieved and (y) in the case of a Decision Trigger Notice provided under Section 5.10.2(h)(iii)(B)(2), would arise for the second time.

(D) The first and, unless Targacept provides a Decision Trigger Notice under Section 5.10.2(h)(iii)(B)(2) and such Decision Trigger Notice specifies that TC-5619 has achieved Option Compound Proof of Concept for AD, only POC Option Period for TC-5619 shall expire, subject to the last paragraph of this clause (D), on:

(1) the latest of:

(x) [********] following the date on which the Decision Trigger Notice is delivered to AstraZeneca;

(y) [********] following the date on which AstraZeneca has been provided for each of the Enabling Toxicology Studies with the Audited Enabling Toxicology Report; and

(z) [********] following the date on which AstraZeneca has been provided for each of the Enabling Toxicology Studies with the Final Enabling Toxicology Report; or

(2) such other date, if any, as the Parties may agree in writing

(such expiration date, the “5619 Option Primary Expiration Date”).

If Targacept provides a Decision Trigger Notice under Section 5.10.2(h)(iii)(B)(2) and such Decision Trigger Notice specifies that TC-5619 has achieved Option Compound Proof of Concept for AD, there shall be a second POC Option Period for TC-5619, which shall expire on the later of [********] following the date on which such Decision Trigger Notice is delivered to AstraZeneca, subject to the last paragraph of this clause (D), or such other date, if any, as the Parties may agree in writing.

Notwithstanding the foregoing, if AstraZeneca requests further information relating to TC-5619 as permitted by Section 5.10.2(h)(iii)(E) and all such information is not provided within [********] of such request, then the then-operative POC Option Period for TC-5619 shall be extended for any such delay in responding to such request (for example, if AstraZeneca requests certain information and that information is not completely provided until [********] after the request, then the then-operative POC Option Period would be extended by [********]).

(E) Following receipt of each Decision Trigger Notice (a maximum of two), AstraZeneca shall notify Targacept if it desires to conduct due diligence at Targacept’s offices with respect to TC-5619 and, if so, the Business Day(s) on which it will do so during normal business hours; provided that such date(s) shall be at least [********] following the date of Targacept’s receipt of such notice from AstraZeneca. Without limiting the foregoing but subject to Section 5.10.2(h)(iii)(F), Targacept shall: (A) provide to AstraZeneca for review at Targacept’s offices during normal business hours in a reasonable and prompt manner such data, documentation and other information in Targacept’s possession or control regarding TC-5619, including the activities conducted pursuant to the Amended 5619 OCDP and the results achieved, as AstraZeneca reasonably requests (provided such request is made at least [********] before the expiration of the then-operative POC Option Period) for purposes of evaluating the POC Option for TC-5619 (including true, complete and correct copies of all license agreements (with financial terms redacted to the extent AstraZeneca has no responsibility therefor) regarding, and other agreements relating to Targacept’s Control of (including any financial or other obligations with respect thereto), TC-5619 and applications for Patent Rights, results of freedom to operate analyses and other information with respect to the intellectual property status of TC-5619; provided that Targacept shall not be required to provide privileged information with respect to such intellectual property status unless and until procedures reasonably acceptable to Targacept are in place to protect such privilege); and (B) respond in a prompt and reasonable manner to all reasonable queries raised by AstraZeneca in connection with its evaluation of such POC Option.

(F) For clarity, in no event will either Performing Party be required by any provision of this Section 5.10.2(h)(iii) to amend or modify, suspend or terminate prior to the planned conclusion of, unblind, obtain or produce interim results from, or prepare or have prepared any written report regarding interim results of any study or activity; provided, however, that nothing in this Section 5.10.2(h)(iii)(F) is intended to limit or restrict: (1) a Party’s right to request of a Performing Party or such Performing Party’s obligation to provide or make available, as the context requires under this Section 5.10.2(h)(iii), to the other Party interim results from any study or activity or written reports with respect thereto that the Performing Party has in its possession and control, if any; or (2) AstraZeneca’s right to request or Targacept’s obligation to provide, written reports filed by Targacept with the applicable Regulatory Authority(ies) for any study or activity for which Targacept is the Performing Party, even if such study or activity is incomplete.

(G) If AstraZeneca does not agree with Targacept’s determination, as specified in the POC Notice, as to whether (1) TC-5619 has or has not achieved Option Compound Proof of Concept for CDS, ADHD or AD, as applicable, or (2) the Enabling Toxicology Studies have actually been completed or the content of the Final Enabling Toxicology Reports is adequate, AstraZeneca shall, prior to the end of the POC Option Period for TC-5619, refer such matter (clause (1) or clause (2)) in writing to the ESC for resolution pursuant to Section 2.1.5 (and, if necessary, Section 14.3 (accelerated arbitration)) and, in such event, all relevant time periods pursuant to this Section 5.10.2(h)(iii) shall be tolled pending such resolution and the Decision Trigger Notice shall be deemed to be amended to reflect such resolution.

(H) Without limitation of Section 5.10.2(h)(vi)(E), to the extent applicable, the failure of TC-5619 to achieve Option Compound Proof of Concept for either or both of CDS and ADHD shall not give rise to the application of Section 5.10.2(e).

(I) If AstraZeneca exercises the POC Option for TC-5619 as permitted by this Section 5.10.2(h)(iii), then Targacept and AstraZeneca shall continue to use Commercially Reasonable Efforts to execute their respective remaining obligations under the Amended 5619 OCDP, if any, to completion (except that, without limitation of any other provision hereof, AstraZeneca shall not be required by this Section 5.10.2(h)(iii)(I) to use Commercially Reasonable

Efforts to execute the 5619 AD POC Study to completion) and, as between Targacept and AstraZeneca, Targacept shall have and retain all rights and licenses necessary to satisfy its remaining obligations under the Amended 5619 OCDP.

For clarity, it is the intent of Targacept and AstraZeneca that compliance by a Party with this Section 5.10.2(h)(iii) shall constitute compliance by such Party with Section 5.10.2(d) (but not, for clarity, Section 5.10.2(d)(1) or Section 5.10.2(d)(2)) as such Section 5.10.2(d) applies to TC-5619 or any TC-5619 Product (including as to the content of the POC Notice) and that each provision of the Agreement that references Section 5.10.2(d) (or Section 5.10.2 and thereby includes Section 5.10.2(d)) shall be deemed also to reference this Section 5.10.2(h)(iii) as such provision applies to TC-5619 or a TC-5619 Product, mutatis mutandis.

(iv) No Option Compound Proof of Concept for CDS and no Option Compound Proof of Concept for ADHD. In the case of a Decision Trigger Notice provided under clause (z) of Section 5.10.2(h)(iii)(B)(1), AstraZeneca shall provide Targacept with written certification, prior to the 5619 Option Primary Expiration Date, that, intending to be legally bound and having received good and valuable consideration, AstraZeneca:

(A) commits to conducting the 5619 AD POC Study, in which case Section 5.10.2(h)(vi) shall apply;

(B) commits to conducting a human clinical trial of TC-5619 (1) in furtherance of its development for AD [********] a [********] of [********] the [********] or (2) in [********], in either case (clause (1) or (2)):

(x) the Decision Trigger Notice provided under clause (z) of Section 5.10.2(h)(iii)(B)(1) shall thereafter also constitute a POC Notice;

(y) such certification shall be deemed a notice of exercise of the POC Option, shall specify the [********] for which AstraZeneca commits to conducting a human clinical trial of TC-5619 and shall be accompanied by payment by AstraZeneca of the Option Exercise Fee required by Section 5.10.2(h)(ix)(A); and

(z) for clarity, TC-5619 shall be a POC Option Candidate Drug and subject to AstraZeneca’s obligations pursuant to Section 5.10.2(h)(vii) and AstraZeneca shall use Commercially Reasonable Efforts to initiate such human clinical trial as soon as reasonably practicable; or

(C) disclaims any interest in a potential license to further Exploit TC-5619, in which case Section 5.10.2(h)(xii) shall apply;

provided that, if AstraZeneca does not give such written certification to Targacept on or before the 5619 Option Primary Expiration Date, AstraZeneca shall thereupon be deemed to have given a certification to Targacept pursuant to clause (C) above.

(v) AZ AD Enabling Activities and 5619 AD POC Study [********].

(A) AstraZeneca shall fund the AZ AD Enabling Activities and shall conduct the AZ AD Enabling Activities either itself or with or through such subcontractors as it may elect to engage; provided that, for clarity, AstraZeneca shall have no obligation to fund or conduct any other AD Enabling Activities. Subject to clauses (1) and (4) of this Section 5.10.2(h)(v)(A), Targacept shall own all right, title and interest in and to all data and other work product and all intellectual property, made, conceived, developed, generated or reduced to practice in the conduct of the AD Enabling Activities (including the AZ AD Enabling Activities) and AstraZeneca shall have no rights to any such data and other work product or intellectual property unless and until TC-5619 becomes an Option Compound Candidate Drug pursuant to the terms of this Agreement (in which case and at which time AstraZeneca would have such rights to such data and other work product and intellectual property as are provided in the Agreement). Accordingly, if and to the extent AstraZeneca contracts with any Third Party to conduct any AZ AD Enabling Activity, AstraZeneca shall ensure that ownership of all data and other work product and all intellectual property, made, conceived, developed, generated or reduced to practice in, or arising from, the conduct of each such AZ AD Enabling Activity (“AZ AD Enabling Activity Work Product” and “AZ AD Enabling Activity Intellectual Property,” respectively) is assigned solely to Targacept, subject to the following provisions of this Section 5.10.2(h)(v)(A).

(1) Notwithstanding the foregoing clause (A), if and to the extent AstraZeneca wishes to contract with any Third Party that is an academic or non-profit institution to conduct any AZ AD Enabling Activity and AstraZeneca is unable to secure from such Third Party for Targacept ownership of all AZ AD Enabling Activity Work Product or AZ AD Enabling Activity Intellectual Property, AstraZeneca shall:

(x) consult with Targacept with respect to the terms and conditions of any such agreement with such Third Party;

(y) consider and address in good faith any comments provided by Targacept and, in any event, provide Targacept with a copy of any agreement AstraZeneca proposes to enter into with such Third Party for Targacept’s review, it being understood that the Parties shall use good faith efforts to secure from such Third Party (I) for Targacept and its licensees and sublicensees (through multiple tiers) to [********] to [********] AZ AD Enabling Activity Work Product and (II) for Targacept to [********] and [********], and a [********] a and [********], in and to AZ AD Enabling Activity Intellectual Property (a “Third Party IP [********]”), subject in each case (clauses (I) and (II)) to any rights reserved by the U.S. federal government and, to the extent customary, such Third Party and any obligations imposed under Applicable Law; and

(z) not enter into any such agreement unless Targacept shall have approved the form and content thereof in writing (such approval not to be withheld unless the intellectual property, [********] or [********] rights or work product provisions thereof are not satisfactory to Targacept, acting in good faith), it being understood that, notwithstanding any other provision of this Agreement or the Amended 5619 OCDP, if Targacept shall not have provided such approval, AstraZeneca shall not have the right to proceed with such AZ AD Enabling Activity and such AZ AD Enabling Activity shall be deemed stricken from the Amended 5619 OCDP.

(2) Targacept shall consult with AstraZeneca with respect to the terms and conditions of any [********] of a Third Party IP [********] and consider and address in good faith any comments provided by AstraZeneca and, in any event, provide AstraZeneca with a copy of any agreement Targacept proposes to enter into with such Third Party with respect to such AZ AD Enabling Intellectual Property (a “Third Party License Agreement”) for AstraZeneca’s review. If, after good faith discussions, Targacept and AstraZeneca are not able to agree that such [********] is necessary or reasonably useful to Develop TC-5619 in the Field or Commercialize any TC-5619 Product in the Field or that the terms and conditions of such Third Party License Agreement are commercially reasonable, then AstraZeneca shall have the right, exercisable within [********] after delivery of such Third Party License Agreement, to deliver written notice of objection to Targacept and to refer such matter to the ESC for resolution pursuant to Section 2.1.5 (and, if necessary, arbitration in accordance with terms and conditions of Section 14.2 (full arbitration)); provided that, for clarity, Targacept shall nevertheless have the right to enter into such Third Party License Agreement, subject to clause (3) below.

(3) If Targacept enters into a Third Party License Agreement and AstraZeneca exercises the POC Option for TC-5619, AstraZeneca shall be responsible for all financial and non-financial obligations to such Third Party in connection with such Third Party License Agreement unless and until TC-5619 becomes a Terminated Compound; provided that, if AstraZeneca timely provided a notice of objection and initiated arbitration as provided in clause (2) above and in such arbitration proceeding such [********] is found not to be necessary or reasonably useful to Develop TC-5619 in the Field or Commercialize any TC-5619 Product in the Field or the terms of such Third Party License Agreement are found not to be commercially reasonable, then (x) Targacept shall be responsible for all financial and non-financial obligations to such Third Party in connection with such Third Party License Agreement and (y) notwithstanding anything in this Agreement to the contrary, Targacept shall have the right in its sole discretion to terminate such Third Party License Agreement. For clarity, Targacept shall be responsible for all financial and non-financial obligations to such Third Party in connection with such Third Party License Agreement if AstraZeneca does not exercise the POC Option for TC-5619 and when and if TC-5619 becomes a Terminated Compound.

(4) With respect to any AZ AD Enabling Activity Intellectual Property that both (x) does not apply solely to TC-5619 or [********] and (y) Targacept acquires ownership of or obtains a license to pursuant to this Section 5.10.2(h)(v), Targacept shall, and hereby does, grant to AstraZeneca a perpetual, irrevocable, fully paid-up, royalty-free, worldwide, non-exclusive right and license, with right to grant sublicenses, in each case to the extent Targacept has such right and license, to use and practice such AZ AD Enabling Activity Intellectual Property for all purposes other than the Exploitation in any respect of TC-5619, any salt form, polymorph, crystalline form, prodrug, Major Metabolite, hydrate, solvate or formulation of TC-5619 or any Product that consists of or contains any of the foregoing (each, a “TC-5619 Product”). The term “[********]” as used in this clause (4) shall mean the [********] as described in [********] of [********].

(5) Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such instruments and shall do and cause to be done such acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary for, or as the other Party may reasonably request, to carry out more effectively the purpose of this Section 5.10.2(h)(v)(A).

(B) AstraZeneca and Targacept shall collaborate in good faith and work diligently to devise and agree in writing upon (1) [********] for the 5619 AD POC Study and (2) the [********] for TC-5619 for AD not later than [********], such [********] and [********] to be upon such agreement deemed incorporated in, and part of, the Amended 5619 OCDP and subject to modification from time to time thereafter only by mutual written agreement of the Parties. AstraZeneca shall ensure that the [********] for the 5619 AD POC Study is true to and accurately reflects the agreed upon [********]. Targacept shall have the same rights and AstraZeneca shall have the same obligations with respect to any written embodiment of the agreed upon [********] and with respect to such [********] as Targacept and AstraZeneca have with respect to AZ AD Enabling Activity Work Product pursuant to Section 5.10.2(h)(v)(A).

(vi) 5619 AD POC Study. Solely to the extent AstraZeneca makes a certification under Section 5.10.2(h)(iv)(A) (it being understood that, in all other circumstances, this Section 5.10.2(h)(vi) shall not be operative):

(A) unless the Parties shall agree in a signed written document for Targacept to conduct the 5619 AD POC Study, AstraZeneca shall initiate the 5619 AD POC Study as soon as reasonably practicable after the later of (1) the date on which it has provided its certification pursuant to Section 5.10.2(h)(iv)(A) and (2) without limitation of Section 5.10.2(h)(v)(B), agreement by the Parties as to [********] and [********] for the 5619 AD POC Study pursuant to Section 5.10.2(h)(v)(B), and in any case prior to conducting any other Development activities for TC-5619 (other than the production of clinical trial material, necessary regulatory matters and other matters related directly to the 5619 AD POC Study) and shall conduct the 5619 AD POC Study;

(B) Each Party shall have the same rights and obligations with respect to the 5619 AD POC Study as such Party has with respect to AZ AD Enabling Activities pursuant to Section 5.10.2(h)(v)(A);

(C) all costs incurred in connection with the conduct of the 5619 AD POC Study (whether conducted by AstraZeneca or Targacept) shall be borne by AstraZeneca and shall be non-refundable and non-creditable; provided that, if Targacept conducts all or any portion of the 5619 AD POC Study, the Parties shall mutually agree on a budget for the 5619 AD POC Study and as to their respective responsibilities, if any, for any costs incurred in connection with the conduct of the 5619 AD POC Study in excess of such budget;

(D) for clarity, the 5619 AD POC Study shall be conducted under the Amended 5619 OCDP and therefore subject, without limitation, to Section 5.10.2(h)(iii)(A); and

(E) following completion of the 5619 AD POC Study (whether conducted by AstraZeneca or Targacept), if the Decision Trigger Notice provided under Section 5.10.2(h)(iii)(B)(2) specifies that TC-5619 has not achieved Option Compound Proof of Concept for AD, Section 5.10.2(e) shall thereupon apply; provided that, in such circumstance, the [********] terms on which AstraZeneca could designate TC-5619 as an Option Compound Candidate Drug, as contemplated by Section 5.10.2(e), shall be [********] from the [********] terms that would have been applicable had Option Compound Proof of Concept been achieved for each of CDS, ADHD and AD.

(vii) AstraZeneca’s Diligence Obligation for TC-5619. If AstraZeneca exercises the POC Option for TC-5619 as permitted by this Section 5.10.2(h) (including pursuant to Section 5.10.2(h)(iv)(B)), AstraZeneca shall use Commercially Reasonable Efforts to Develop TC-5619 and Commercialize one TC-5619 Product in [********] for the 5619 Principal Indication (defined and determined as provided below); provided that, notwithstanding anything in this Agreement to the contrary, AstraZeneca shall have no obligation to Develop TC-5619 or to Commercialize any TC-5619 Product until the results of each of the 5619 CDS POC Study and the 5619 ADHD POC Study and the Final Enabling Toxicology Report for each of the Enabling Toxicology Studies have been made available to AstraZeneca. Notwithstanding anything in this Agreement to the contrary, if Option Compound Proof of Concept is achieved [********], AstraZeneca shall [********] have a diligence obligation with respect to the 5619 Principal Indication. If Regulatory Approval is obtained for a TC-5619 Product for the 5619 Principal Indication in [********], AstraZeneca shall use Commercially Reasonable Efforts to (A) Commercialize such TC-5619 Product for the 5619 Principal Indication in [********] and (B) obtain Regulatory Approval for such TC-5619 Product for the 5619 Principal Indication in [********]. If such Regulatory Approval is obtained in any [********], AstraZeneca shall use Commercially Reasonable Efforts to Commercialize such TC-5619 Product for the 5619 Principal Indication in [********]. Subject to the determination from time to time of the 5619 Principal Indication as described below, if, notwithstanding exercise by AstraZeneca of Commercially Reasonable Efforts following the designation of TC-5619 as a POC Option Candidate Drug, the exercise of Commercially Reasonable Efforts would not require AstraZeneca to continue to Develop TC-5619 for the 5619 Principal Indication, AstraZeneca shall have no further obligations pursuant to this Section 5.10.2(h)(vii) (or, for clarity, Section 5.5.1(c)) with respect to TC-5619 or any TC-5619 Product; provided that, if AstraZeneca, in its sole discretion, elects to do so, the exercise by AstraZeneca of Commercially Reasonable Efforts to Develop TC-5619 or Commercialize a TC-5619 Product for [********] (other than the 5619 Principal Indication) shall, after such failure, be sufficient to satisfy AstraZeneca’s diligence obligation set forth in Section 5.5.1(b). Notwithstanding anything in this Agreement to the contrary, (x) AstraZeneca shall have no obligation to Develop TC-5619 or Commercialize any TC-5619 Product [********] and (y) if TC-5619 is Developed or a TC-5619 Product is Commercialized [********] in at least [********], but AstraZeneca’s not Developing TC-5619 and not Commercializing a TC-5619 Product in [********] would not breach its obligations to use Commercially Reasonable Efforts as provided above, AstraZeneca shall have no obligation to Develop TC-5619 or Commercialize any such TC-5619 Product in such [********]. For purposes of clarity, the diligence obligations in this paragraph shall not apply to, and shall not be satisfied by, any Other Licensed Compound or Other Licensed Product.

The “5619 Principal Indication” from time to time shall be determined as provided below.

(1) The initial 5619 Principal Indication (the “Initial Principal Indication”) shall be [********], except that:

(x) if TC-5619 achieves Option Compound Proof of Concept in both CDS and ADHD, AstraZeneca shall have the right by written notice to Targacept, given at any time prior to Initiation by AstraZeneca of the first human clinical trial of TC-5619 following the later of (A) AstraZeneca’s exercise of the POC Option and (B) the date that TC-5619 achieves Option Compound Proof of Concept for the later of CDS and ADHD, to [********] to [********];

(y) notwithstanding clause (x), if TC-5619 achieves Option Compound Proof of Concept in one or both of CDS and ADHD, and TC-5619 subsequently Achieves Proof of Concept for AD in the 5619 AD POC Study, then AstraZeneca shall have the right by written notice to Targacept, given at any time prior to Initiation by AstraZeneca of the first human clinical trial of TC-5619 for AD following the date that TC-5619 Achieves Proof of Concept for AD, to [********]; and

(z) if AstraZeneca gives a certification to Targacept pursuant to Section 5.10.2(h)(iv)(B), the Initial Principal Indication shall be [********] specified in such certification;

(2) AstraZeneca shall have the right, upon written notice to Targacept, to [********] (as determined pursuant to clause (1) above) to [********], in its sole discretion, following the completion of any Phase II Clinical Trial, but before the Initiation of the first Phase III Clinical Trial, of TC-5619.

(3) The Initial Principal Indication (as determined pursuant to clause (1) or clause (2) above, as applicable) shall remain the 5619 Principal Indication thereafter unless (x) TC-5619 Achieves Proof of Concept (in the 5619 AD POC Study in the case of AD) or achieves Option Compound Proof of Concept, collectively, in two or more of CDS, ADHD and AD (each such indication, a “POC Indication”), and (y) both (A) the failure by AstraZeneca to diligently progress the Development of TC-5619 to obtain Regulatory Approval for [********] in [********] would nevertheless constitute the use of Commercially Reasonable Efforts and (B) the failure by AstraZeneca to diligently progress the Development of TC-5619 to obtain Regulatory Approval for [********] (the “Replacement Principal Indication”) in [********] would not constitute the use of Commercially Reasonable Efforts, in which case such Replacement Principal Indication shall thereupon become the 5619 Principal Indication; provided that (i) in no event shall there be [********] and (ii) if there are [********], then the [********] for which AstraZeneca uses Commercially Reasonable Efforts to Develop TC-5619 to obtain Regulatory Approval shall be the 5619 Principal Indication and if AstraZeneca uses Commercially Reasonable Efforts to Develop TC-5619 to obtain Regulatory Approval for [********], AstraZeneca shall have the right, on written notice to Targacept given promptly following request therefor, to designate [********] Replacement Principal Indication shall become the 5619 Principal Indication; and

(4) Except where [********] is the 5619 Principal Indication and except for so long as Development or Commercialization of TC-5619 or a TC-5619 Product for [********] continues, the [********] for which TC-5619 obtains Product Regulatory Approval (and, in the case of [********] approval) in [********] shall become (if not already) the 5619 Principal Indication.

For clarity, it is the intent of Targacept and AstraZeneca that compliance by AstraZeneca with this Section 5.10.2(h)(vii) shall constitute compliance by AstraZeneca with Section 5.5.1(c) as such Section 5.5.1(c) applies to TC-5619 or any TC-5619 Product and that each provision of the Agreement that references Section 5.5.1(c) (or Section 5.5.1 and thereby includes Section 5.5.1(c)) shall be deemed also to reference this Section 5.10.2(h)(vii) as such provision applies to TC-5619 or a TC-5619 Product, mutatis mutandis.

(viii) Option Expansion Fee for TC-5619. AstraZeneca shall pay to Targacept the sum of Eleven Million Dollars (US $11,000,000) (the “5619 Option Expansion Fee”) in immediately available funds at a time to be agreed upon by the Parties. The 5619 Option Expansion Fee shall be non-refundable and non-creditable.

(ix) Option Exercise Fee for TC-5619. Subject, for clarity, to Section 6.3, if AstraZeneca exercises the Option for TC-5619 (other than if AstraZeneca had assumed from Targacept and completed the Amended 5619 OCDP pursuant to Section 5.10.2(b)(5), in which case clause (a)(ii) of Section 6.2 and Section 5.10.2(b)(5) shall be operative), the Option Exercise Fee that AstraZeneca shall pay Targacept shall be:

(A) in the amount of Thirty-Two Million Dollars (US $32,000,000), if AstraZeneca exercises the POC Option for TC-5619 upon achievement of Option Compound Proof of Concept in any one of CDS, ADHD or AD or pursuant to Section 5.10.2(h)(iv)(B); or

(B) in an amount to be negotiated by the Parties pursuant to Section 5.10.2(e) if AstraZeneca desires to designate TC-5619 as an Option Compound Candidate Drug under the circumstances set forth in, and subject to, Section 5.10.2(h)(vi)(E).

For clarity, it is the intent of Targacept and AstraZeneca that compliance by AstraZeneca with this Section 5.10.2(h)(ix) shall constitute compliance by AstraZeneca with clauses (b) and (c) of Section 6.2 as such clauses apply to TC-5619 or any TC-5619 Product and that each provision of the Agreement that references clause (b) or clause (c) of Section 6.2 (or Section 6.2 and thereby includes said clauses (b) and (c)) shall be deemed also to reference this Section 5.10.2(h)(ix) as such provision applies to TC-5619 or a TC-5619 Product, mutatis mutandis.

(x) Milestone Payments for TC-5619.

(A) Subject to Section 5.10.2(b)(5), if TC-5619 becomes a POC Option Candidate Drug, then, with respect to each of milestone event 5 through milestone event 9 (five milestone events) under the heading “Milestone Event” in Section 6.5.1(a) for POC Option Candidate Drugs/POC Option Products (column C) (reproduced under the heading “Milestone Event” below), the amount payable to Targacept by AstraZeneca with respect to such milestone event shall instead be the amount shown below corresponding to such milestone event (and, for clarity, not the amount shown in the table in Section 6.5.1(a), column C, corresponding to such milestone event).

Milestone Event	TC-5619/TC-5619 Products

5. Initiation of [********]	[********]

6. [********] of [********]	[********]

7. First Commercial Sale [********]	[********]

8. First Commercial Sale [********]	[********]

9. First Commercial Sale [********]	[********]

(B) For clarity: (1) Section 5.10.2(h)(x)(A) shall apply solely to the application of Section 6.5.1(a) to TC-5619 and TC-5619 Products and for no other purpose (for further clarity, Sections 6.5.1(b) and 6.5.1(c) and the amounts payable to Targacept by AstraZeneca thereunder, if any, are not intended to be affected by this Section 5.10.2(h)(x)); (2) any payment obligation of AstraZeneca that arises under Section 5.10.2(h)(x)(A) shall be deemed to arise under Section 6.5.1(a) and therefore subject to, without limitation, Sections 6.5.1(a) (excluding the dollar amounts shown in the table therein), 6.5.2, 6.6.1(d)(2), 10.2.4 and 10.2.6 (in each case if and to the extent applicable); and (3) amounts paid to Targacept by AstraZeneca under Section 5.10.2(h)(x)(A) shall be deemed paid under Section 6.5.1(a).

(xi) Payment of Royalties by AstraZeneca for TC-5619.

(A) Subject to Section 5.10.2(b)(5), if TC-5619 becomes a POC Option Candidate Drug, then, with respect to the royalty tiers under the heading “AZ Net Sales of Such Product in the Territory” in Section 6.6.1(a)(1) for POC Option Products (column C) (reproduced under the heading “AZ Net Sales of Such Product in the Territory” below), the amount payable to Targacept by AstraZeneca with respect to AZ Net Sales of TC-5619 Products shall instead be the amount shown below corresponding to such tier (and, for clarity, not the amount shown in the table in Section 6.6.1(a)(1), column C, corresponding to such tier).

AZ Net Sales of such Product in the Territory	TC-5619/TC-5619 Products

For that portion of AZ Net Sales of such Product that are less than or equal to [********]	[********]

For that portion of AZ Net Sales of such Product that exceed [********] [********] and are less than or equal to [********]	[********]

For that portion of AZ Net Sales of such Product that exceed [********] and are less than or equal to [********]	[********]

For that portion of AZ Net Sales of such Product that exceed [********] and are less than or equal to [********]	[********]

For that portion of AZ Net Sales of such Product that exceed [********]	[********]

(B) For clarity, any royalty obligation of AstraZeneca that arises under Section 5.10.2(h)(xi)(A) shall be deemed to arise under Section 6.6.1(a) and amounts paid to Targacept by AstraZeneca under Section 5.10.2(h)(xi)(A) shall be deemed paid under Section 6.6.1(a).

(xii) Failure to Exercise POC Option; Disclaimed Interest. If AstraZeneca (x) has the POC Option for TC-5619 pursuant to Section 5.10.2(h)(iii)(C) (other than in the case of a Decision Trigger Notice provided under clause (z) of Section 5.10.2(h)(iii)(B)(1)) and does not exercise such POC Option within the POC Option Period, or (y) gives (or is deemed to have given) a certification to Targacept pursuant to Section 5.10.2(h)(iv)(C):

(A) Section 5.10.2(d)(2) shall apply;

(B) Targacept shall have the right to continue to conduct, but shall have no further obligation to continue to conduct, all or any portion of the activities remaining under the Amended 5619 OCDP;

(C) AstraZeneca shall have no further right (except to the extent Targacept shall otherwise agree in writing) or obligation to continue to conduct all or any portion of the activities remaining under the Amended 5619 OCDP;

(D) TC-5619 shall be, for clarity, an Unexercised Option Compound and shall not be a Terminated Compound or, notwithstanding anything in the Agreement to the contrary, an Additional Compound or Excluded Zone Compound, it being the intent of Targacept and AstraZeneca that, in the circumstances described in this Section 5.10.2(h)(xii) and notwithstanding anything in the Agreement to the contrary, Targacept and its Affiliates and licensees (and sublicensees, through multiple tiers) shall have (1) the exclusive and unrestricted worldwide right to Exploit TC-5619, including any salt form, polymorph, crystalline form, prodrug, Major Metabolite, hydrate, solvate or formulation thereof, in all respects and (2) the non-exclusive and unrestricted worldwide right to Exploit [********] TC-5619 in all respects; and

(E) if and to the extent requested in writing by Targacept, AstraZeneca shall promptly: (1) where permitted by law, transfer to Targacept all of its right, title and interest in all Regulatory Filings then in its name applicable to TC-5619 in the Territory, if any, and all material aspects of Confidential Information in its possession (or that can be obtained without undue effort or expense) and Control as of the date of termination solely to the extent relating to such Regulatory Filings; (2) notify the applicable Regulatory Authorities and take any other action reasonably necessary to effect such transfer; (3) provide Targacept with copies of all correspondence between AstraZeneca and such Regulatory Authorities relating to such Regulatory Filings; (3) provide Targacept with all supplies of TC-5619 in the possession (or that can be obtained without undue effort or expense) and Control of AstraZeneca or any Affiliate or contractor of AstraZeneca; and (4) provide Targacept with copies of all reports and data generated or Controlled by, and in the possession of, AstraZeneca or its Affiliates pursuant to this Agreement that relate to TC-5619. For purposes of clarity, nothing in this Section 5.10.2(h)(xii)(E) shall require AstraZeneca to make any payments or provide any other consideration to any Third Party.”

2. The Agreement is hereby amended by deleting the text of Section 11.2.5(a)(3) in its entirety and replacing it with the following.

“Develop a particular Option Compound Candidate Drug for a Principal Indication in [********] as provided in Section 5.5.1(c) (or TC-5619 for the 5619 Principal Indication in [********] as provided in Section 5.10.2(h)(vii)), to terminate in the Territory such Option Compound Candidate Drug (including TC-5619, if applicable) and all Option Compound Products that contain such Option Compound Candidate Drug (including TC-5619 Products, if applicable), and all Licensed Derivatives (other than Working Licensed Derivatives and products containing Working Licensed Derivatives) with respect to any of the foregoing, in each case as of the effective date of such termination; provided, however, that this Section 11.2.5(a)(3) shall not apply if AstraZeneca (whether itself or with or through one or more of its Affiliates, Sublicensees or Distributors) is using Commercially Reasonable Efforts to Commercialize a Product that contains such Option Compound Candidate Drug or any Licensed Derivative with respect thereto.”

3. Except as expressly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

4. AstraZeneca shall pay to Targacept the 5619 Option Expansion Fee on or before the fifth (5th) Business Day after the effective date of this Amendment.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF AstraZeneca and Targacept have executed this Amendment as of the respective dates set forth below.

TARGACEPT, INC.		ASTRAZENECA AB (publ.)

By:	/s/ J. Donald deBethizy	By:	/s/ Anders Burén

Name:	J. Donald deBethizy	Name:	Anders Burén

Title:	President & CEO	Title:	Authorised Signatory

Date:	April 30, 2010	Date:	April 30, 2010

[Signature Page to Amendment No. 3]